EXHIBIT 32

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss. 1350, we the undersigned Chief Executive Officer and Chief Financial Officer, respectively of Communications Systems, Inc. (the "Company") hereby certify:

(1) That the accompanying Annual Report of the Company on Form 10-K for the period ended December 31, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      Communications Systems, Inc.

                                      /s/ Curtis A. Sampson
                                      -----------------------------------------
                                      Curtis A. Sampson
Date:  March 29, 2005                 Chairman and Chief Executive Officer

                                      /s/ Paul N. Hanson
                                      -----------------------------------------
                                      Paul N. Hanson
Date:  March 29, 2005                 Vice President and Chief Financial Officer


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